REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                                 SBARRO, INC.,
                          THE GUARANTORS NAMED ON THE
                             SIGNATURE PAGES HERETO

                                      AND

                            BEAR, STEARNS & CO. INC.
                              AS INITIAL PURCHASER

                         DATED AS OF SEPTEMBER 28, 1999






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         This  Registration  Rights  Agreement  (this  "Agreement")  is made and entered into as of September 28, 1999, by and among Sbarro, Inc., a New York corporation (the "Issuer") and the Guarantors named on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"), on the one hand, and Bear, Stearns & Co. Inc. (the "Initial Purchaser"), on the other hand, who has agreed to purchase a specified number of the Issuer's 11% Series A Senior Notes due 2009 (the "Initial Notes") pursuant to the Purchase Agreement (as defined below).

     This Agreement is made pursuant to the Note Purchase Agreement, dated as of September 23, 1999 (the "Purchase Agreement"), by and among the Issuer, the Guarantors and the Initial Purchaser (i) for the benefit of the Issuer, the Guarantors and the Initial Purchaser and (ii) for the benefit of the holders from time to time of the Notes (including the Initial Purchaser). In order to induce the Initial Purchaser to purchase the Initial Notes, the Issuer and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser set forth in Section 8 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated as of September 28, 1999, among the Issuer, the Guarantors and Firstar Bank, N.A., as Trustee, relating to the Initial Notes and the Exchange Notes (the "Indenture").

                  The parties hereby agree as follows:

SECTION  1.             DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Broker-Dealer: Any broker or dealer registered under the Exchange Act.

     Broker-Dealer Transfer Restricted Securities: Exchange Notes that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Initial Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Initial Notes acquired directly from the Company or any of its affiliates).

     Closing Date: The date of this Agreement.

     Commission: The Securities and Exchange Commission.

     Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than




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the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuer to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount at maturity as the aggregate principal amount at maturity of Initial Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

     Effectiveness Target Date: As defined in Section 5.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Exchange Notes: The 11% Series B Senior Notes due 2009, of the same class under the Indenture as the Initial Notes, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

     Exchange Offer: The registration by the Issuer under the Securities Act of the Exchange Notes pursuant to a Registration Statement pursuant to which the Issuer offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Notes in an aggregate principal amount at maturity equal to the aggregate principal amount at maturity of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

     Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

     Exempt Resales: The transactions in which the Initial Purchaser propose to sell the Initial Notes to certain qualified institutional buyers, as such term is defined in Rule 144A under the Securities Act.

     Holders: As defined in Section 2(b) hereof.

     Indemnified Holder: As defined in Section 8(a) hereof.

     Indenture: As defined in the preamble hereto.

     Initial Purchaser: As defined in the preamble hereto.

     Initial Notes: The 11% Series A Senior Notes due 2009, of the same class under the Indenture as the Exchange Notes, for so long as such securities constitute Transfer Restricted Securities.

     Initial Placement: The issuance and sale by the Issuer of the Initial Notes to the Initial Purchaser pursuant to the Purchase Agreement.

     Interest Payment Date: As defined in the Notes.



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     Liquidated Damages: As defined in Section 5 hereto.

     NASD: National Association of Securities Dealers, Inc.

     Notes: The Initial Notes and the Exchange Notes.

     Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Registration Default: As defined in Section 5 hereof.

     Registration Statement: Any registration statement of the Issuer relating to (a) an offering of Exchange Notes pursuant to the Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Restricted Broker-Dealer: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

     Securities Act: The Securities Act of 1933, as amended.

     Shelf Filing Deadline: As defined in Section 4 hereof.

     Shelf Registration Statement: As defined in Section 4 hereof.

     TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         Transfer Restricted Securities: Each Note until the earliest to occur of (i) the date on which such Note has been exchanged by a person other than a broker-dealer for an Exchange Note in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Note may be




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freely transferred without registration under the Securities Act or is distributed to the public pursuant to Rule 144 under the Securities Act.

     Underwritten Registration or Underwritten Offering: A registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

SECTION 2.              SECURITIES SUBJECT TO THIS AGREEMENT

     (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

     (b) Holders of Transfer Restricted Securities. On any date of determination, any Person in whose name Transfer Restricted Securities are registered in accordance with the Indenture is deemed to be a holder of Transfer Restricted Securities (each, a "Holder").

SECTION 3.              REGISTERED EXCHANGE OFFER

     (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Issuer and the Guarantors shall (i) cause to be filed with the Commission on or prior to 60 days after the Closing Date, a Registration Statement under the Securities Act relating to the Exchange Notes and the Exchange Offer, (ii) use their respective best efforts to cause such Registration Statement to become effective on or prior to 180 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, file a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer and (iv) upon the effectiveness of such Registration
Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form to permit registration of the Exchange Notes to be offered in exchange for the Transfer Restricted Securities and sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by
Section 3(c) below.

     (b) The Issuer and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open, for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; PROVIDED, HOWEVER, that in no event shall such period be less than 30 days after the date notice of the Exchange Offer is mailed to the Holders. The Issuer and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes or any additional notes issued by the Issuer under the Indenture prior to the Consummation of the Exchange Offer shall be




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included  in the  Exchange  Offer  Registration  Statement.  The  Issuer and the
Guarantors shall use their respective best efforts to issue, on or prior to 30 days after the Exchange Offer Registration Statement is declared effective by the Commission, Exchange Notes in exchange for all Notes tendered prior thereto in the Exchange Offer.

     (c) The Issuer shall indicate in a "Plan of Distribution" section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Restricted Broker-Dealer who holds Initial Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuer or one of its affiliates), may exchange such Initial Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Restricted Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission.

     (d) The Issuer and the Guarantors shall use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Broker-Dealer Transfer Restricted Securities acquired by Restricted Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of
(i) 30 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Restricted Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.

     (e) The Issuer and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to Restricted Broker-Dealers promptly upon request at any time during such 30-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.





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SECTION 4.              SHELF REGISTRATION



         (a) Shelf Registration. If (i) the Issuer is not required to file an Exchange Offer Registration Statement or not permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy or not otherwise permitted by the Commission (after the procedures set forth in Section 6(a) below have been complied with), (ii) for any reason the Exchange Offer is not Consummated within 210 days after the Closing Date, or (iii) the Initial Purchaser that is a Holder of Transfer Restricted Securities notifies the Company prior to the 20th day following Consummation of the Exchange Offer that (a) it is prohibited by law or Commission policy from participating in the Exchange Offer, (b) it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales, or (c) such Holder is a Broker-Dealer and holds Initial Notes acquired directly from the Issuer or one of its affiliates, then the Issuer and the Guarantors shall:

          (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") as soon as practicable but in any event on or prior to 60 days after the obligation to file the Shelf Registration Statement arises (such date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

          (y) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 180th day after such obligation arises.

The Issuer and the Guarantors shall use their respective best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this
Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the effective date of such Shelf Registration Statement (or shorter period that will terminate when all the Notes covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or are otherwise no longer Transfer Restricted Securities).




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     (b)  Provision by Holders of Certain  Information  in  Connection  with the
Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuer in writing, within 10 business days after receipt of a request therefor, such information as the Issuer may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not materially misleading.

SECTION  5.             LIQUIDATED DAMAGES

     (a) If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, regardless of the reasonableness of any efforts made by or on behalf of the Issuer and the Guarantors to cause such Registration Statement to become effective), (iii) the Company and the Guarantors fail to consummate the Exchange Offer within 30 days of the date the Exchange Offer Registration Statement was declared effective, or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for the periods specified in Sections 3(d) and 4(a) hereof without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Issuer will pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities, with respect to the first 90-day period immediately following the occurrence of the first Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder. The amount of the Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidation Damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued Liquidated Damages will be paid by the Issuer on each interest Payment Date in the manner specified by the Indenture for the payment of interest. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease; provided, that no Holder of Transfer Restricted Securities who is not entitled to the benefits of a Shelf Registration statement shall be entitled to receive Liquidated Damages by reason of a Registration Default that pertains to a Shelf Registration Statement and no Holder of Transfer Restricted Securities or any other Holder of Transfer Restricted Securities who is entitled to the benefits of a Shelf Registration Statement shall be entitled to receive Liquidated Damages by reason of a Registration Default that pertains to an Exchange Offer.


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     (b) All obligations of the Issuer set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Note shall have been satisfied in full.

SECTION  6.             REGISTRATION PROCEDURES

     (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Issuer and the Guarantors shall comply with all of the provisions of
Section 6(c) below, shall use their respective best efforts to effect such exchange to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

     (i) If in the reasonable opinion of counsel to the Issuer there is a question as to whether the Exchange Offer is permitted by applicable law, the Issuer and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuer and the Guarantors to Consummate an Exchange Offer for such Initial Notes. The Issuer and the
Guarantors  hereby  agree to  pursue  the  issuance  of such a  decision  to the
Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Issuer and the Guarantors hereby agree, however, to (A) participate in telephonic conferences with the Commission staff, (B) deliver to the Commission staff an analysis prepared by counsel to the Issuer setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.

     (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuer, prior to the Consummation thereof, a written representation to the Issuer (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Issuer, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuer's preparations for the Exchange Offer. Each Holder shall acknowledge and agree that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may




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include any no-action  letter  obtained  pursuant to clause (i) above),  and (2)
must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Initial Notes acquired by such Holder directly from the Issuer.

     (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Issuer and the Guarantors shall comply with all the provisions of
Section 6(c) below and shall use their respective best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuer and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

     (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Issuer and the Guarantors shall:

          (i) use their respective best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuer and the Guarantors shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their respective best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in
Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable




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



provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer and the Guarantors shall use their respective best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) furnish without charge to the Initial Purchaser and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus, which documents will be subject to the review of the Initial Purchaser and underwriter(s), if any, for a period of at least five business days, and the Issuer and the Guarantors will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the Initial Purchaser or the underwriter(s), if any, shall reasonably object in writing within five business days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of the Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

          (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus provide copies of such document to the Initial Purchaser and to the underwriter(s), if any, and make the Issuer's and the Guarantors' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as the underwriter(s), if any, reasonably may request;

          (vi) make available upon request at reasonable times for inspection by the Initial Purchaser, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by any of the underwriter(s), for customary diligence purposes, all financial and other records, pertinent corporate documents of the Issuer and the Guarantors and cause the Issuer's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

          (vii) if requested by any selling Holders and the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment, if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), if any, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (viii) except with respect to the Exchange Offer, use their respective best efforts to (a) if the Transfer Restricted Securities have been rated prior to the initial sale of such Transfer Restricted Securities, confirm that such ratings will apply to the Transfer Restricted Securities covered by a Registration Statement, or (b) cause the Transfer Restricted Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

          (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuer and the Guarantors hereby consent to the use (in accordance with applicable law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by the Initial Purchaser or by any underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Issuer and the Guarantors shall:

                    (A) furnish to each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

                              (1) a certificate of the Issuer, dated the date of
                    Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) the Chief Financial Officer of the Issuer, and a certificate of each Guarantor, signed by two authorized officers of such Guarantor, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, confirming, as of the date thereof, the matters set forth in Section 8(a) of the Purchase Agreement but
                    applying,   mutatis mutandis,  to  the  Shelf  Registration
                    Statement in each place where reference is made to the Offering Memorandum in such Section 8(a), and to the date of effectiveness of the Shelf Registration Statement in each place where reference is made to "the Closing Date" or "the date hereof" in such Section 8(a), and such other matters as such parties may reasonably request;

                              (2) an opinion,  dated the date of Consummation of
                    the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuer and the Guarantors covering the matters set forth in Exhibit C to the Purchase Agreement and such other matter as such parties may reasonably request; and

                              (3) a customary  comfort  letter,  dated as of the
                    date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Issuer's and the Guarantors' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and, to the extent applicable, affirming the matters set forth in the comfort letter delivered pursuant to Section 8 of the Purchase Agreement, without exception;

                    (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                    (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer and the Guarantors pursuant to this clause (xi), if any.

          (xii) If at any time the representations and warranties of the Issuer and the Guarantors contemplated in clause (A)(1) above cease to be true and correct in any material respect, the Issuer and the Guarantors shall so advise the Initial Purchaser and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

          (xiii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Issuer nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

          (xiv) issue, upon the request of any Holder of Initial Notes covered by the Shelf Registration Statement, Exchange Notes, having an aggregate principal amount at maturity equal to the aggregate principal amount at maturity of Initial Notes surrendered to the Issuer by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such

Notes, as the case may be, in exchange for the Initial Notes held by such Holder that shall be surrendered to the Issuer for cancellation;

          (xv) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and, subject to the terms of the Indenture, enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

          (xvi) use their respective best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xiii) above;

          (xvii) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (xviii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depositary Trust Company;

          (xix) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any qualified independent underwriter) that is required to be retained in accordance with the rules and regulations of the NASD;

          (xx) otherwise use their respective best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Issuer's first fiscal quarter commencing after the effective date of the Registration Statement;

          (xxi) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their respective best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

          (xxii) provide promptly to each Holder upon request each document filed by the Issuer and, if any, filed by the Guarantors with the Commission pursuant to the requirements of Section 13 and Section 15(d) of the Exchange Act.

     (d) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuer of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvii) hereof, or until it is advised in writing (the "Advice") by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was being used at the time of receipt of such notice. In the event the Issuer shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvii) hereof or shall have received the Advice; however, no such extension shall be taken into account in determining whether Liquidated Damages are due pursuant to Section 5 hereof or the amount of such Liquidated Damages, it being agreed that the Issuer's option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5.

SECTION 7.              REGISTRATION EXPENSES

     (a) All expenses incident to the Issuer's and the Guarantors' performance of or compliance with this Agreement will be borne by the Issuer regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by the Initial Purchaser or a Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuer and the Guarantors and the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).

          The Issuer and the Guarantors will, in any event, bear their respective internal expenses (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer and the Guarantors.

          Each Holder shall pay all commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Notes.

     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuer and the Guarantors will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities who are tendering Notes in the Exchange Offer or selling or reselling Notes pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Kramer Levin Naftalis & Frankel LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.              INDEMNIFICATION

     (a) The Issuer and the Guarantors agree, jointly and severally, to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause
(ii) being hereinafter referred to as a controlling person) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as (i) such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Issuer by any of the Holders expressly for use therein or (ii) if a subsequent purchaser asserts that its losses, claims, damages, liabilities or expenses were caused by any untrue statement or omission or any alleged untrue statement or omission made in a preliminary prospectus, if a copy of the Prospectus in which such untrue statement or omission or alleged untrue statement or omission was corrected had not been sent or given to such subsequent purchaser by the Holder, provided that the Issuer had delivered to such Holder such Prospectus in requisite quantity and on a timely basis to permit such delivery. This indemnity agreement shall be in addition to any liability which the Issuer may otherwise have.

     In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Issuer and the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Issuer in writing (provided, that the failure to give such notice shall not relieve the Issuer and the Guarantors of its obligations pursuant to this Agreement except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). Such Indemnified Holder shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be paid by the Indemnified Holder or Holders unless (i) the employment of such counsel shall have been authorized in writing by the Issuer in connection with the defense of such action, (ii) the Issuer shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action or
(iii) the Indemnified Holder or Holders shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Issuer, in any of which events such fees and expenses of counsel shall be borne by the Issuer and the Guarantors. The Issuer and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Issuer and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Issuer's prior written consent, which consent shall not be withheld unreasonably, and the Issuer and the Guarantors agree to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Issuer. The Issuer and the Guarantors shall not, without the prior written consent of each

Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

          (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless (i) the Issuer and the Guarantors, (ii) each person, if any, who controls the Issuer or any of the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and (iii) the officers, directors, partners, employees, representatives and agents of the Issuer or the Guarantors to the same extent as the foregoing indemnity from the Issuer and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Issuer and the Guarantors or their respective officers, directors, partners, employees, representatives and agents or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given to the Issuer and the Guarantors, and the Issuer and the Guarantors or their respective directors or officers or such controlling person shall have the rights and duties given to each Holder, by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors on the one hand and the Holders on the other hand from the Initial Placement (which in the case of the Issuer and the Guarantors shall be deemed to be equal to the total gross proceeds from the Initial Placement as set forth on the cover page of the Offering Memorandum), the amount of Liquidated Damages which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or (ii) if such allocation is not permitted by applicable law, the relative fault of the Issuer and the Guarantors on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Guarantors on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Issuer and the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total value of the Initial Notes held by such Holder exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(c) are several in proportion to the respective principal amount at maturity of Initial Notes held by each of the Holders hereunder and not joint.

SECTION 9.              RULE 144A

     The Issuer and the Guarantors hereby agree with each Holder, for so long as any Notes are Transfer Restricted Securities and during any period in which the Issuer or such Guarantor (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10.             PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

     No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.             SELECTION OF UNDERWRITERS

     The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Issuer and the Guarantors.

SECTION 12.             MISCELLANEOUS

     (a) Remedies. The Issuer and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. Neither the Issuer nor any Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Issuer nor any Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer's and the Guarantors' securities under any agreement in effect on the date hereof.

     (c) Adjustments Affecting the Notes. Neither the Issuer nor any Guarantor will take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

     (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuer and the Guarantors have obtained the written consent of Holders of a majority of the then outstanding principal amount at maturity of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that
(i) relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount at maturity of Transfer Restricted Securities being tendered or registered or (ii) relates exclusively to the rights of Holders whose securities are being registered in a Shelf Registration and that does not affect directly or indirectly the rights of other Holders whose securities are not included in such Shelf Registration may be given by the Holders of a majority of the outstanding principal amount at maturity of Transfer Restricted Securities being so registered; provided that, in either case, with respect to any matter that directly or indirectly affects the rights of the Initial Purchaser hereunder, the Issuer and Guarantors shall obtain the written consent of such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

     (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

     (ii) if to the Issuer and the Guarantors:

          Sbarro, Inc.
          401 Broadhollow Road
          Melville, New York 11747
          Telecopier No.: (516) 715-4185
          Attention:  Chief Financial Officer

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent
Holders  of  Transfer  Restricted  Securities;   provided however,  that  this
Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (k) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Issuer with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           SBARRO, INC.

                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

                                           SBARRO PROPERTIES, INC.

                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                           SBARRO AMERICA, INC.

                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                           SBARRO AMERICA PROPERTIES, INC.


                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                           SBARRO'S OF TEXAS, INC.

                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                           ITALIAN FOOD FRANCHISING, INC.


                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

                                            COREST MANAGEMENT, INC.



                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

                                            FRANREST MANAGEMENT, INC.


                                            By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            LARKFIELD EQUIPMENT CORP.


                                            By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            SBARRO FOODS, INC.

                                            By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

                                            SBARRO OF ROOSEVELT FIELD, INC.


                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            SBARRO OF VIRGINIA, INC.


                                            By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

                                            DEMEFAC LEASING CORP.


                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

                                           FRANCHISE CONTRACTING AND EQUIPMENT
                                             CORP.


                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                           MELVILLE ADVERTISING AGENCY INC.


                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

                                           SBARRO COMMACK, INC.


                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                           SBARRO DOMINION LIMITED


                                           By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            By:/s/     Joseph Sbarro
                                              ----------------------------
                                               Name:  Joseph Sbarro
                                               Title: Secretary


                                            SBARRO OF LAS VEGAS, INC.

                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            SBARRO OF HAWAII, INC.


                                            By:/s/     Mario Sbarro
                                                ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

                                            SBARRO PENNSYLVANIA, INC.


                                            By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            SBARRO FRANCHISE ASSOCIATES, INC.


                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            SBARRO H.D.F, INC.


                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            N.H.D., INC.

                                            By:/s/     Mario Sbarro
                                              ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            BUSHRANGER HOLDING, INC.


                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            MELVILLE PIZZERIA, INC.


                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            SBARRO ONE WORLD TRADE, INC.



                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

                                            401 BROAD HOLLOW REALTY CORP.


                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            401 BROAD HOLLOW FITNESS CENTER
                                              CORP.


                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            SBARRO BISTROS, INC.

                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President


                                            SYOSSET BISTRO, INC.


                                            By:/s/     Mario Sbarro
                                               ----------------------------
                                               Name:  Mario Sbarro
                                               Title: President

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

BEAR, STEARNS & CO. INC.

By:  /S/     Randall Paulson
     -----------------------
      Name:  Randall Paulson
      Title: Managing Director